Exhibit 99.1
1 | westwaterresources.net | NYSE: American – WWR America’s Source for Battery-Grade Graphite Graphite & Energy Security: Why Domestic Supply Matters Now April 2026 NYSE American: WWR

2 Cautionary Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “positioned to become,” “strategically located,” “driving structural growth,” “workhorse,” “most significant,” “future demand,” “estimated,” “EV growth,” “long-term,” “forecast,” “expected to increase,” “optimal timing,” “strengthen,” “near,” “aligns,” “advancing,” “strategic,” “currently,” “largest,” “approximately,” “less than,” “average,” “more than,” “expected,” “will increase,” “planned,” “nearly complete,” “greater than,” “virtually,” “increasingly,” and other similar words. Forward looking statements include, among other things, statements concerning: off-take agreements and possible off-take agreements; Westwater’s future sales of CSPG products, including the amounts, timing, and types of products included within those sales; potential debt financing arrangements for Phase I and Phase II of the Kellyton Graphite Plant including the amount and type of debt and the schedule for closing; the anticipated timing for and annual production from Phase I and Phase II of Kellyton Graphite Plant; the positive anticipated economic results from the Initial Assessment with Economic Analysis related to its Coosa Graphite Deposit; permitting plans and drilling plans for the Coosa Graphite Deposit including their timing and results; and the construction and operation of the Kellyton Graphite Plant and the Company’s Coosa Graphite Deposit and its PEA, and the costs, schedules, and production and economic projections associated with both of them. The Company cautions that there are factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of the Company; accordingly, there can be no assurance that such suggested results will be realized. Because they are forward-looking statements, they should be evaluated in light of important risk factors and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include the following factors, in addition to those discussed in Westwater’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent securities filings: (a) the spot price and long term contract price of graphite (both flake graphite feedstock and purified graphite products) and vanadium, and the world-wide supply and demand of graphite and vanadium; (b) the effects, extent and timing of the entry additional competition in the markets in which we operate; (c) our ability to obtain contracts or other agreements with potential customers and to maintain contracts and other agreements with existing customers; (d) available sources and transportation of graphite feedstock; (e) the ability to control costs and avoid cost and schedule overruns during the development, construction and operation of the Kellyton Graphite Plant or the Coosa Graphite Deposit; (f) the ability to construct and operate the Kellyton Graphite Plant or the Coosa Graphite Deposit in accordance with the requirements of permits and licenses and the requirements of tax credits and other incentives; (g) effects of inflation, including labor shortages and supply chain disruptions; (h) rising interest rates and the associated impact on the availability and cost of financing sources; (i) potential debt financing arrangements including the amount and type of debt and the schedule for closing; (j) the availability and supply of equipment and materials needed to construct the Kellyton Graphite Plant or the Coosa Graphite Deposit; (k) stock price volatility; (l) government regulation of the mining and manufacturing industries in the United States; (m) unanticipated geological, processing, regulatory and legal or other problems we may encounter; (n) the results of our exploration activities at the Coosa Graphite Deposit, and the possibility that future exploration results may be materially less promising than initial exploration results; (o) any graphite or vanadium discoveries at the Coosa Graphite Deposit not being in high enough concentration to make it economic to extract the minerals; (p) our ability to finance growth plans; (q) our ability to obtain and maintain rights of ownership or access to our mining properties; (r) currently pending or new litigation or arbitration; (s) our ability to maintain and timely receive mining, manufacturing, and other permits from regulatory agencies; and (t) other factors which are more fully described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. You are cautioned not to place undue reliance on forward-looking statements. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. Actual results may differ materially from those expressed or implied by these forward-looking statements because of, among other reasons, the factors described above and in the periodic reports that we file with the SEC from time to time, including Forms 10-K, 10-Q and 8-K and any amendments thereto. Except as required by law, we assume no obligation to publicly update any forward-looking statements and forward-looking information, whether as a result of new information, future events or otherwise.

America’s Source for Battery-Grade Graphite Positioned to become the 1 st US-based producer of battery-grade natural graphite Strategically located in the U.S. Battery Corridor, near major EV and battery hubs Corporate Headquarters Centennial, Colorado, USA Coosa Graphite Deposit Coosa County, Alabama USA Kellyton Graphite Plant Kellyton, Alabama, USA 3

4 Graphite is a Critical Mineral Used in Multiple Battery Applications 4 Natural Graphite Demand Drivers Electric Vehicles Industrial, Defense & Other Battery Energy Storage Nickel 30% Cobalt 8% Manganese 8% Lithium 4% Lithium-Ion Battery Composition Graphite Anode ~50% Cathode (Li, Ni, Co, Mn)

5 Battery Demand is Driving Structural Growth in Graphite 5 671 794 925 1009 1083 1202 1347 1581 1722 1968 2214 2557 2793 3046 3170 3281 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 EV BESS Other Portables Flake Battery Demand by Application (kt)1 1 Source: Benchmark Mineral Intelligence Q4 2025.

6 Graphite is the Workhorse of Lithium-Ion Batteries 6 Graphite anode composes ~50% of a lithium-ion battery by weight & EVs contain an estimated 200 pounds of battery-grade graphite Among ~200 graphite applications, the most significant in terms of future demand is lithium-ion batteries

7 EV Growth is Driving Long-Term Graphite Demand 7 11.1 14.0 27.3 65.3 2024 2025 2030 2040 EV Market Forecast (BEV in millions)1 ~50% of every lithium-ion battery is graphite EV sales expected to increase ~4x by 2040 1 Source: Benchmark Natural Graphite Forecast as of March 2026.

The U.S. Imports 100% of Battery-Grade Natural Graphite 8 21.0% 1.3% 77.6% Natural Graphite AAM Supply1 1 Source: Benchmark Commodities Update: Graphite. 11 March 2026. 16.2% 7.1% 2.3% 0.9% 73.4% Asia (ex-China) North America Europe Others China 2025 2035 100% CHINESE

9 1 Source: Benchmark Mineral Intelligence Q4 2025. Optimal Timing for U.S.-Based, Battery-Grade Natural Graphite Production 364 422 524 600 627 601 680 694 709 724 740 759 780 803 828 855 331 394 455 493 528 583 651 734 833 939 1100 1200 1300 1400 1500 1500 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 Supply Demand Natural Graphite Anode Supply and Demand Outlook (kt)2

Westwater’s Value Proposition 10 Mine-to-Market Model Strategic Location Phased Development Experienced Leadership Right Timing Advancing capacity in a market with limited U.S. graphite processing, demand for a domestic supply chain, and government policy support Leadership and Board expertise across industrial operations, mining, and capital markets Phased plant development aligns capital deployment with production milestones and market demand Located in Alabama, U.S.A., in the heart of the the U.S. Battery Corridor and near major EV and battery manufacturing hubs Connecting domestic resource development with U.S. processing to strengthen supply continuity and operational control

11 11 Strategic Location: In the Heart of the U.S. Battery Corridor Coosa Graphite Deposit Kellyton Graphite Plant Montgomery Birmingham Port of Mobile Alabama

12 Mine-to-Market Model: Vertical Integration that Delivers 12 Mining Processing End Product Coosa Graphite Mine Kellyton Graphite Plant Battery-Grade Natural Graphite Mining and flotation of natural graphite Milling, sizing, shaping and purification produces coated spherical purified graphite (CSPG) Battery-grade CSPG used in lithium-ion batteries 30 Miles

13 Coosa Graphite Deposit Permitting Currently Underway 13 Largest graphite deposit in the contiguous United States located in the graphite belt, 30 miles from Kellyton Graphite Plant ~42,000 acres of mineral rights; 234 drill holes completed to date, representing less than 10% of the acreage Exploration to date yields 2.3Mst of natural graphite at an average grade of 3.21% 2023 Initial Assessment indicates a 22-year mine life producing 99,000 st/yr of flotation concentrate grading 95% Cg Feedstock supply agreement in place with non-Chinese supplier until Coosa operational

14 Kellyton Graphite Plant Offers Domestic Processing Capabilities 14 Under construction with more than 50% of $245 million capital cost invested to date Phase 1 expected to deliver 12,500mtpa battery-grade natural graphite; Phase 2 will increase planned capacity to a total of 50,000 mtpa Ongoing customer engagement to secure offtake for Phase 1 capacity Qualification line capacity of >1Mt for customers Westwater’s patented purification process has produced quality project samples for customer qualification processes

15 Production of Battery-Grade Natural Graphite: Process Flowsheet 15 Mining Flotation Micronization (Milling / Sizing) Spheroidization (Shaping) Purification Surface Treatment (Coating) Graphite Mine Graphite Processing Plant

16 July 2025 Commercial Milling & Shaping; Dust Collection Complete November 2023 Placing Structural Steel August 2025 >1mt Battery-Grade Graphite Samples Processing July 2022 Earthworks Complete August / September 2022 Foundations Poured & Underground Utilities Complete October 2022 Vertical Construction Begins May 2023 Facilities Construction Complete March 2024 – April 2025 Structural Steel Continues; Placing Milling & Shaping Equipment & Dust Collection Kellyton Construction Progress 16

17 U.S. Government Support for Graphite and Other Critical Minerals 17 Graphite designated as a U.S. critical mineral Inflation Reduction Act (IRA) incentives for domestic battery supply chains Department of Energy (DOE) funding for battery materials and processing EXIM Bank support through the “Make More in America Initiative” Policy Support Trade & Supply Chain Reality U.S. is 100% import dependent on natural graphite China controls virtually 100% of graphite processing capacity Uncertainty of supply given Chinese export restrictions and volatile tariff environment

18 Westwater Catalysts 18 Advance Coosa Studies & Permitting Secure Kellyton Phase 1 Offtake Complete Kellyton Phase I Financing Commercial Production Kellyton Phase 1 Near – Term Long – Term Coosa Advancement to Production Secure Kellyton Phase 2 Financing Kellyton Phase 2 Offtake Secured Kellyton Phase 2 Construction & Production

19 In a market increasingly defined by supply chain risk, Westwater Resources is positioned to be America’s source for battery - grade graphite.

20 Financial Overview NYSE American: WWR Shares Outstanding1 125M Market Cap $79M NYSE-A:WWR Share Price $0.63 (as of 4/2/26) $152M Pre-Tax NPV @ 8% Avg. Annual Production Development Capital Kellyton Phase 1 Feasibility Study (2023) Pre-Tax IRR % 12,500 mtpa CSPG3 Coosa Initial Assessment (2023) $245M (~$130M spent to date)4 24.7% $417M 3,333 st (Cg conc.) 26.7% $229M Kellyton Phase II Feasibility Study (2024) 37,500 mtpa CSPG $453M 31.8% $1.4B 1 Shares outstanding as of March 19, 2026. 2 Cash on hand as of December 31, 2025. 3 Production capacity for Phase 1 has increased from 3,750 mtpa (2021 Definitive Feasibility Study) to 12,500 mtpa as announced in February 2024. 4 Development capital originally estimated to be $271 million as part of the 2023 Definitive Feasibility Study; revised to $245 million in 2024. Approximately $130 million spent to date as of December 31, 2025. Cash On Hand2 $48.6M Covering Analyst H.C. Wainwright PT $1.75 / Buy Rating

21 | westwaterresources.net | NYSE: American – WWR InvestorRelations@WestwaterResources.com NYSE American: WWR Westwater Resources Corporate Headquarters 6950 South Potomac St. Suite 300 Centennial, Colorado 80112 Kellyton Graphite Processing Plant 349 McClellan Industrial Drive Kellyton, Alabama 35089